EXHIBIT 99.1

                   EMERGENT HOME EQUITY LOAN TRUST 1997-2 Home
              Equity Loan Pass-Through Certificates, Series 1997-2

                              Class A Certificates

       EMERGENT 1997-2 [$121,209,000]

       ---------------------------------------------
       $[41,500,000]   Class A-1 Fixed-Rate Certificates - [ .  ]%
       $[32,500,000]   Class A-2 Fixed-Rate Certificates - [ .  ]%
       $[13,000,000]   Class A-3 Fixed-Rate Certificates - [ .  ]%
       $[22,209,000]   Class A-4 Fixed-Rate Certificates - [ .  ]%
       $[12,000,000]   Class A-5 Fixed-Rate Certificates - [ .  ]%



The information herein has been provided solely by Prudential Securities Incorporated ("PSI") based on information with respect to the mortgage loans provided by Emergent Mortgage Corp. and its affiliates ("EMERGENT"). Neither PSI nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                     EMERGENT HOME EQUITY LOAN TRUST 1997-2
            Home Equity Loan Pass-Through Certificates, Series 1997-2
                              Class A Certificates

----------------------------------------------------------------------------------------------------

                              CLASS A CERTIFICATES

                        Class A-1       Class A-2       Class A-3       Class A-4       Class A-5
                        Fixed-Rate      Fixed-Rate      Fixed-Rate      Fixed-Rate      Fixed-Rate
                        Sequential      Sequential      Sequential      Sequential      NAS Lock-out*

                        ----------      ----------      ----------      ----------      ------------

Approximate
Face Amount:            $[41,500,000]   $[32,500,000]   $[13,000,000]   $[22,209,000]   $[12,000,000]

Avg Life:               [1.01]yrs       [2.97]yrs       [5.08]yrs       [9.98]yrs       [6.79]yrs

Avg Life
to Call:                [1.01]yrs       [2.97]yrs       [5.08]]yrs      [8.70]yrs       [6.73]yrs

Coupon:                 [.%]            [.%]            [.%]            [.%]            [.%]

Price:                  [TBD]           [TBD]           [TBD]           [TBD]           [TBD]

Yield (CBE):            [.%]            [.%]            [.%]            [.%]            [.%]

Spread:                 [TBD]           [TBD]           [TBD]           [TBD]           [TBD]

Pricing Spd:            [18]% HEP       [18]% HEP       [18]% HEP       [18]% HEP       [18]% HEP

Settlement:             [6/26/97]       [6/26/97]       [6/26/97]       [6/26/97]       [6/26/97]

1st Payment
(years):                [0.053]         [1.969]         [4.303]         [6.053]         [3.053]

Exp. Mat:               [6/15/99]       [10/15/01]      [7/15/03]       [9/15/13]       [5/15/12]

Exp. Mat
to Call:                [6/15/99]       [10/15/01]      [7/15/03]       [4/15/07]       [4/15/07]

Final Mat:              [8/15/08]       [5/15/12]       [5/15/12]       [8/15/26]       [5/15/12]

Day Count:              30/360          30/360          30/360          30/360          30/360

Pymt Delay:             14 days         14 days         14 days         14 days         14 days

Dated Date:             [6/01/97]       [6/01/97]       [6/01/97]       [6/01/97]       [6/01/97]

Pymt Terms:             Monthly         Monthly         Monthly         Monthly         Monthly

1st Pymt Date:          [7/15/97]       [7/15/97]       [7/15/97]       [7/15/97]       [7/15/97]

*Class A-5 Principal
Distribution Amount: Class A-5 is a Non-Accelerated Senior (NAS) class. The
                     Class A-5 Principal Distribution Amount is the applicable Class A-5 Principal Percentage multiplied by the Class A-5 Pro Rata Distribution Amount for such Distribution Date.

                     Class A-5 Principal Percentage:

                     -------------------------------
                     Months  0 - 36:              0%
                     Months 37 - 60:             45%
                     Months 61 - 72:             80%
                     Months 73 - 84:            100%
                     Months 85 - end:           300%


                    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                    THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   EMERGENT HOME EQUITY LOAN TRUST 1997-2 Home
              Equity Loan Pass-Through Certificates, Series 1997-2

                              Class A Certificates

Title of Securities:    Emergent Home Equity Loan Trust 1997-2,
                        Home Equity Loan Pass-Through Certificates,
                        Series 1997-2

Originator/
Servicer:               Emergent Mortgage Corp. ("EMC").

Parent:                 Emergent Group, Inc. ("Emergent").

Seller:                 Emergent Mortgage Holdings Corporation.

Depositor:              Prudential Securities Secured Financing Corp.

Servicer Fee:           50 bps per annum.

Trustee:                First Union National Bank of North Carolina.

Aggregate
Certificate Balance:    Class A:  $[121,209,000.00]

Pricing Date:           [June [], 1997]

Settlement Date:        [June [26], 1997]

Distribution Date:      The 15th day of each month (or, if such date is not a
                        business day, the next succeeding business day) commencing July 15, 1997.

Record Date:            -Class A - The last day of the calendar month
                        immediately preceding the related Distribution Date.

Interest Accrual:       -Class A - The calendar month preceding the related
                        Distribution Date, based on a 30/360 day count.

Form of Certificates:   Book-entry only through the same-day funds facilities
                        of DTC, Euroclear and CEDEL.

Denominations:          Minimum denominations of $1,000 and integral multiples
                        of $1,000 in excess thereof.

Prepayment
Assumption:             For the Class A Certificates, [18]% HEP ([1.8]% CPR in
                        month 1 with monthly incremental increases of [1.8]% CPR until the speed reaches [18]% CPR in month 10 based on loan seasoning.)

Credit Enhancement:     A combination of:

                         - Excess monthly cash flow

                         - Overcollateralization

                         - 100% wrap from FSA  guaranteeing  timely interest and
                           ultimate principal.

Initial
Mortgage Loans:         $[109,634,678.61]

Expected Additional
Mortgage Loans:         $[11,575,315.36]

Redemption Account:     On the Closing Date, it is expected that the Additional
                        Mortgage Loans will be transferred to the Trust Fund. In the event that less than such amount is transferred, an aggregate cash amount equal to the excess of the Expected Additional Mortgage Loans amount over the actual Additional Mortgage Loans amount (as of their respective Cut-Off Dates) will be deposited by the Originator in the Redemption Account. Any amounts in the Redemption Account will be paid to Certificateholders as a principal prepayment on the first Distribution Date.

                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   EMERGENT HOME EQUITY LOAN TRUST 1997-2 Home
              Equity Loan Pass-Through Certificates, Series 1997-2

                              Class A Certificates

Certificate Insurer:    Financial Security Assurance Inc. ("FSA"). FSA's
                        claims-paying ability is rated AAA/Aaa by Standard &
                        Poor's ("S&P") and Moody's Investors Service
                        ("Moody's"), respectively.

Certificate Ratings:    The Class A Certificates will be rated AAA by S&P and
                        Aaa by Moody's.

Compensating
Interest:               The Servicer will be obligated to offset any Prepayment
                        Interest Shortfall on any Distribution Date to the
                        extent of the Servicing Fee for such Distribution Date.

Origination
Channels:               Approximately [58.87%] direct ("Retail Mortgage Loans")
                        Approximately [41.13%] wholesale ("Wholesale Mortgage
                        Loans")

Piggy Back
Mortgage Loans:         While all of the Mortgage Loans are secured by first
                        liens on the related Mortgaged Properties, approximately
                        [60]% of the Mortgaged Properties with respect to the
                        Initial Mortgage Loans are also encumbered by second
                        liens originated or acquired by the Originator (the
                        "Piggy Back Mortage Loans"). The weighted-average
                        Loan-to-Value Ratio of the Initial Mortgage Loans is
                        approximately [75.9]%. The weighted-average combined
                        Loan-to-Value Ratio of the Initial Mortgage Loans (when
                        considering the additional liens on the Piggy Back
                        Mortgage Loans) is approximately [90.7]%.

10% Clean-up Call:      The Holder of the Subordinated Certificates has the
                        option to exercise a call at par plus accrued interest
                        when the outstanding Pool Balance equals 10% or less of
                        the original Pool Balance.

ERISA  Consideration:   The Class A Certificates will be ERISA eligible.
                        However, investors should consult with their counsel
                        with respect to the consequences under ERISA and the
                        Internal Revenue Code of the Plan's acquisition and
                        ownership of such Certificates.

SMMEA Considerations:   The Class A Certificates will not be SMMEA eligible.

Taxation:               REMIC.

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with
                        respect to the Certificates and the Collateral is
                        contained in the Prospectus. The foregoing is qualified
                        in its entirety by the information appearing in the
                        Prospectus. To the extent that the foregoing is
                        inconsistent with the Prospectus, the Prospectus shall
                        govern in all respects. Sales of the Certificates may
                        not be consumated unless the purchaser has received the
                        Prospectus.

Further Information:    Call PSI's ABS trading desk at (212) 778-2741, Sean
                        Arnold (212) 778-4921, Glen Stein (212) 778-2012, Jacqui
                        Galdieri (212) 778-2612 or Mike Corddry at (212)
                        778-2840 with any questions.

                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU
                        DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
                        PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
                        IMMEDIATELY.

                        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS
                        STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
                        STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



--------------------------------------------------------------------------------

     -  Emergent - Deal ID "EMC72"
     -  Cut Off Date of Tape is 05/31/97
     -  Fixed Rate Loans
     -  $109,634,678.61
     -  Mortgage Summary Report

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,735

Lien Status:                                     First Lien Loans

Aggregate Unpaid Principal Balance:               $109,634,678.61
Aggregate Original Principal Balance:             $109,752,528.51

Weighted Average Gross Coupon:                            10.800%
Gross Coupon Range:                             7.750% -  15.990%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $63,190.02
Average Original Principal Balance:                    $63,257.94

Maximum Unpaid Principal Balance:                     $492,000.00
Minimum Unpaid Principal Balance:                      $10,000.00

Maximum Original Principal Balance:                   $492,000.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat/Bln Date):     198.777
Stated Rem Term Range:                          47.000 -  360.000

Weighted Avg. Stated Rem. Term (PTD to Mat/Amor Date):    244.285
Stated Rem Term Range:                          47.000 -  361.000

Weighted Avg. Amortized Rem. Term:                        244.212
Amortized Rem Term Range:                       47.000 -  360.017

Weighted Average Age (First Pay thru Paid Thru Date):       0.914
Age Range:                                       0.000 -    3.000

Weighted Average Original Term (to Mat/Bln Date):         199.692
Original Term Range:                            49.000 -  361.000

Weighted Average Original Term (to Mat/Amor Date):        245.200
Original Term Range:                            49.000 -  361.000

Weighted Average Original LTV:                             75.941
Original LTV Range:                            13.913% -  90.359%

Weighted Average Combined LTV:                             90.645 *
Combined LTV Range:                            22.000% - 136.000%

--------------------------------------------------------------------------------

Earliest Origination Date                               3/18/97
Latest Maturity Date                                    6/1/27

 * All of the loans being securitized are 1st liens, however, 60% of these 1st lien loans have a 2nd lien behind them and this Combined LTV reflects that.


                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 7.50% < Gross Coupon <=  7.75%          1           23,054.45          0.02
 8.25% < Gross Coupon <=  8.50%          8          564,422.77          0.51
 8.50% < Gross Coupon <=  8.75%          2          111,210.74          0.10
 8.75% < Gross Coupon <=  9.00%        137        8,318,585.23          7.59
 9.00% < Gross Coupon <=  9.25%          3          208,015.11          0.19
 9.25% < Gross Coupon <=  9.50%        178       11,379,827.50         10.38
 9.50% < Gross Coupon <=  9.75%         35        2,336,462.33          2.13
 9.75% < Gross Coupon <= 10.00%        127        8,852,357.13          8.07
10.00% < Gross Coupon <= 10.25%         40        2,220,961.41          2.03
10.25% < Gross Coupon <= 10.50%        175       10,968,171.22         10.00
10.50% < Gross Coupon <= 10.75%        175       10,286,255.16          9.38
10.75% < Gross Coupon <= 11.00%        154        9,341,961.10          8.52
11.00% < Gross Coupon <= 11.25%        159        9,779,760.22          8.92
11.25% < Gross Coupon <= 11.50%        122        8,600,605.62          7.84
11.50% < Gross Coupon <= 11.75%        100        6,834,587.71          6.23
11.75% < Gross Coupon <= 12.00%         78        5,135,102.35          4.68
12.00% < Gross Coupon <= 12.25%         48        3,374,256.23          3.08
12.25% < Gross Coupon <= 12.50%         60        3,595,341.28          3.28
12.50% < Gross Coupon <= 12.75%         24        1,339,215.55          1.22
12.75% < Gross Coupon <= 13.00%         37        2,334,192.45          2.13
13.00% < Gross Coupon <= 13.25%         13        1,052,386.20          0.96
13.25% < Gross Coupon <= 13.50%         27        1,273,820.19          1.16
13.50% < Gross Coupon <= 13.75%          8          339,232.61          0.31
13.75% < Gross Coupon <= 14.00%         10          578,637.33          0.53
14.00% < Gross Coupon <= 14.25%          4          249,066.48          0.23
14.25% < Gross Coupon <= 14.50%          5          318,421.32          0.29
14.50% < Gross Coupon <= 14.75%          3          157,372.86          0.14
14.75% < Gross Coupon <= 15.00%          1           46,500.00          0.04
15.75% < Gross Coupon <= 16.00%          1           14,896.06          0.01
--------------------------------------------------------------------------------
Total..........                       1735     $109,634,678.61        100.00%
================================================================================


                     REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

 36 < Rem Term <=  48          1          35,003.46           0.03%
 48 < Rem Term <=  60          9         273,791.54           0.25%
 60 < Rem Term <=  72          5         135,852.20           0.12%
 72 < Rem Term <=  84         13         410,331.56           0.37%
 84 < Rem Term <=  96          9         323,212.54           0.29%
 96 < Rem Term <= 108          4         206,511.08           0.19%
108 < Rem Term <= 120        138       6,466,469.15           5.90%
132 < Rem Term <= 144         13         824,251.40           0.75%
144 < Rem Term <= 156          2         119,679.05           0.11%
156 < Rem Term <= 168          2          71,295.17           0.07%
168 < Rem Term <= 180      1,209      77,615,315.54          70.79%
180 < Rem Term <= 192          2         130,350.00           0.12%
192 < Rem Term <= 204          4         218,585.30           0.20%
204 < Rem Term <= 216          1          61,578.36           0.06%
228 < Rem Term <= 240        170      10,942,656.88           9.98%
252 < Rem Term <= 264          3         360,969.28           0.33%
276 < Rem Term <= 288          1          35,096.75           0.03%
288 < Rem Term <= 300         10       1,253,633.60           1.14%
348 < Rem Term <= 360        139      10,150,095.75           9.26%
-------------------------------------------------------------------
Total............        1,735   109,634,678.61             100.00%
===================================================================

                             YEARS OF ORIGINATION

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
  Year of                    Mortgage       Principal        Principal
Origination                    Loans         Balance          Balance

   1997                         1735       109,634,678.61     100.00
--------------------------------------------------------------------------
Total.................          1735      $109,634,678.61     100.00%
==========================================================================


                          LOAN SUMMARY STRATIFIED BY
                              LAST PAYMENT DATE

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

04/07/97                           1            56,269.85       0.05
04/08/97                           1            41,251.56       0.04
04/09/97                           1            63,920.00       0.06
04/11/97                           2           176,720.00       0.16
04/14/97                           2            62,629.24       0.06
04/16/97                           6           295,719.78       0.27
04/18/97                           3           168,654.70       0.15
04/19/97                           4           265,676.54       0.24
04/21/97                          14           879,815.46       0.80
04/22/97                           1            18,000.00       0.02
04/23/97                           8           544,025.83       0.50
04/24/97                          15           901,324.83       0.82
04/25/97                          23         1,459,158.46       1.33
05/01/97                         261        17,456,064.20      15.92
05/02/97                          35         2,214,414.66       2.02
05/03/97                           4           227,775.02       0.21
05/04/97                          27         1,324,528.41       1.21
05/05/97                          52         3,306,316.98       3.02
05/06/97                          27         1,614,990.60       1.47
05/07/97                          56         4,149,940.21       3.79
05/08/97                          16           916,429.10       0.84
05/09/97                          55         2,869,005.22       2.62
05/10/97                           1            65,723.39       0.06
05/11/97                          30         1,884,753.86       1.72
05/12/97                          49         3,007,804.40       2.74
05/13/97                          32         1,770,641.06       1.62
05/14/97                          80         4,722,307.74       4.31
05/15/97                          36         2,365,504.52       2.16
05/16/97                          75         4,449,131.40       4.06
05/17/97                           4           198,905.43       0.18
05/18/97                          37         2,265,890.19       2.07
05/19/97                          79         4,662,329.04       4.25
05/20/97                          33         2,741,239.31       2.50
05/21/97                         108         6,691,465.91       6.10
05/22/97                          21         1,366,945.32       1.25
05/23/97                          76         4,919,125.39       4.49
05/24/97                          33         2,480,057.99       2.26
05/25/97                          36         2,203,422.65       2.01
05/28/97                           1            84,750.00       0.08
05/29/97                           1            45,600.00       0.04
06/01/97                         356        22,740,582.58      20.74
06/02/97                          16           966,034.36       0.88
06/03/97                           2           119,584.05       0.11
06/04/97                           1            58,245.06       0.05
06/05/97                           6           377,359.72       0.34
06/06/97                           1            53,863.48       0.05
06/07/97                           2           149,404.01       0.14
06/09/97                           1            29,490.76       0.03
06/18/97                           1            24,893.29       0.02
07/01/97                           1            82,251.70       0.08
07/07/97                           1            46,195.82       0.04
07/13/97                           1            48,545.53       0.04
--------------------------------------------------------------------------
Total..................         1735      $109,634,678.61     100.00%
==========================================================================


                        ORIGINAL LOAN-TO-VALUE RATIOS

                                                           Percentage of
                                            Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

10.000 < LTV <= 15.000             1           320,000.62       0.29
20.000 < LTV <= 25.000             4            96,804.79       0.09
25.000 < LTV <= 30.000             3            50,483.45       0.05
30.000 < LTV <= 35.000             1            30,000.00       0.03
35.000 < LTV <= 40.000             1            24,942.34       0.02
40.000 < LTV <= 45.000             3            85,928.06       0.08
45.000 < LTV <= 50.000            17           677,667.77       0.62
50.000 < LTV <= 55.000            21           787,697.86       0.72
55.000 < LTV <= 60.000            36         2,055,092.68       1.87
60.000 < LTV <= 65.000            91         4,352,652.88       3.97
65.000 < LTV <= 70.000           142         8,356,473.18       7.62
70.000 < LTV <= 75.000           598        35,232,068.72      32.14
75.000 < LTV <= 80.000           584        38,364,957.57      34.99
80.000 < LTV <= 85.000           162        12,678,203.45      11.56
85.000 < LTV <= 90.000            68         6,220,029.79       5.67
90.000 < LTV <= 95.000             3           301,675.45       0.28
--------------------------------------------------------------------------
Total....................       1735      $109,634,678.61     100.00%
==========================================================================


                        CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

  5,000 < Balance <= 10,000            1            10,000.00       0.01
 10,000 < Balance <= 15,000            6            74,918.53       0.07
 15,000 < Balance <= 20,000           22           389,311.66       0.36
 20,000 < Balance <= 25,000           48         1,097,530.39       1.00
 25,000 < Balance <= 30,000           77         2,137,452.47       1.95
 30,000 < Balance <= 35,000          105         3,431,666.22       3.13
 35,000 < Balance <= 40,000          133         5,032,247.50       4.59
 40,000 < Balance <= 45,000          148         6,339,185.03       5.78
 45,000 < Balance <= 50,000          176         8,336,085.21       7.60
 50,000 < Balance <= 55,000          148         7,764,419.28       7.08
 55,000 < Balance <= 60,000          168         9,692,741.48       8.84
 60,000 < Balance <= 65,000          105         6,573,935.35       6.00
 65,000 < Balance <= 70,000           93         6,247,648.24       5.70
 70,000 < Balance <= 75,000           85         6,155,218.37       5.61
 75,000 < Balance <= 80,000           65         5,051,662.24       4.61
 80,000 < Balance <= 85,000           54         4,460,000.02       4.07
 85,000 < Balance <= 90,000           46         4,041,315.20       3.69
 90,000 < Balance <= 95,000           27         2,494,398.44       2.28
 95,000 < Balance <= 100,000          38         3,714,292.80       3.39
100,000 < Balance <= 150,000         147        17,761,805.14      16.20
150,000 < Balance <= 200,000          30         5,051,176.53       4.61
200,000 < Balance <= 250,000           7         1,536,892.49       1.40
250,000 < Balance <= 300,000           1           269,704.90       0.25
300,000 < Balance <= 350,000           3           992,634.04       0.91
450,000 < Balance <= 500,000           2           978,437.08       0.89
--------------------------------------------------------------------------
Total....................          1735       $109,634,678.61     100.00%
==========================================================================


              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AZ                        57               4,030,222.32         3.68
CO                        24               1,908,998.18         1.74
DE                         2                 259,851.00         0.24
FL                       196              11,154,966.79        10.17
GA                       139              10,082,931.07         9.20
IA                         3                  86,916.18         0.08
ID                         8                 676,644.48         0.62
IL                         3                 283,500.00         0.26
IN                        96               5,977,825.70         5.45
KY                        49               2,483,134.49         2.26
LA                        74               4,214,301.36         3.84
MD                        33               3,388,818.78         3.09
MI                        98               6,467,052.59         5.90
MS                        80               3,803,620.87         3.47
MT                        21               1,310,921.43         1.20
NC                       236              14,086,210.71        12.85
NE                        57               3,162,753.88         2.88
NJ                         1                  73,773.04         0.07
NM                        35               2,451,033.68         2.24
OH                         1                  95,950.00         0.09
OK                        35               1,577,234.63         1.44
OR                        35               2,932,255.97         2.67
SC                       253              14,877,388.27        13.57
SD                        29               1,752,698.78         1.60
TN                        90               5,899,666.85         5.38
UT                        14               1,499,692.06         1.37
VA                        53               4,276,309.98         3.90
WY                        13                 820,005.52         0.75
--------------------------------------------------------------------------
Total...............    1735            $109,634,678.61       100.00%
==========================================================================

                               MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                       Number of           Unpaid            Aggregate
                       Mortgage           Principal          Principal
                         Loans             Balance            Balance

Investor/Rental Property    22              1,106,918.27         1.01
Mobile/Manufactured Homes  217             10,714,389.73         9.77
Residential Property      1496             97,813,370.61        89.22
--------------------------------------------------------------------------
Total...............      1735           $109,634,678.61       100.00%
==========================================================================


                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                      1709   108,314,062.81          98.80
Non Owner Occ.                    26     1,320,615.80           1.20
--------------------------------------------------------------------------
Total..................         1735  $109,634,678.61         100.00%
==========================================================================


                           LOAN SUMMARY STRATIFIED BY
                               DOCUMENTATION LEVEL

                                                                   Percentage of
                                                    Aggregate      Cut-Off Date
                                  Number of          Unpaid          Aggregate
                                  Mortgage          Principal        Principal
                                    Loans            Balance          Balance

Full Documentation                   1680        105,183,293.19        95.94
Stated Documentation                   24          1,836,401.06         1.68
Lite Documentation                     31          2,614,984.36         2.39
--------------------------------------------------------------------------------
Total..................             1735         $109,634,678.61     100.00%
================================================================================

                                 LOAN PURPOSE

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Purchase Money/No ETO            198    12,920,781.60          11.79
Purchase Money/ETO                19     1,372,548.20           1.25
Refinance/No ETO                 237    15,272,965.19          13.93
Refinance/ETO                    233    14,740,282.65          13.44
Home Improvement/No ETO            7       258,510.52           0.24
Home Improvement/ETO               2       359,567.96           0.33
Multi-Purpose REFI/No ETO        126     8,361,408.10           7.63
Multi_Purpose REFI/ETO           370    23,014,891.81          20.99
Debt Consolidation/ETO           305    18,040,280.33          16.45
Debt Consolidation/No ETO        238    15,293,442.25          13.95
--------------------------------------------------------------------------
Total..................         1735  $109,634,678.61         100.00%
==========================================================================

                                 LOAN GRADE

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                      Mortgage             Principal          Principal
                       Loans               Balance            Balance

AA                       197              12,769,902.30        11.65
A                       1123              72,872,035.45        66.47
B                        301              17,850,427.92        16.28
C                        114               6,142,312.94         5.60
--------------------------------------------------------------------------
Total...............    1735            $109,634,678.61       100.00%
==========================================================================


                   LOAN SUMMARY STRATIFIED BY AMORTIZATION

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                1345    81,916,576.12          74.72
Partially Amortizing             390    27,718,102.49          25.28
--------------------------------------------------------------------------
Total..................         1735  $109,634,678.61         100.00%
==========================================================================


                                   ORIGINATOR

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
     County                    Loans         Balance          Balance

Greenville                       238        14,147,163.90      12.90
Indiana Home                     464        28,872,299.80      26.34
Phoenix Home                     259        17,669,866.96      16.12
Sterling                          79         3,847,958.59       3.51
Wholesale                        695        45,097,389.36      41.13
--------------------------------------------------------------------------
Total..................         1735      $109,634,678.61     100.00%
==========================================================================


Class         A1
================
Settle 06/26/97
Run To Maturity

          HEP 18.00 HEP 10.00 HEP 15.00 HEP 18.00 HEP 20.00 HEP 23.00 HEP 28.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-00     7.383     7.138     7.297     7.383     7.438     7.515     7.632
   99-04     7.249     7.045     7.177     7.249     7.294     7.358     7.455
   99-08     7.115     6.952     7.057     7.115     7.150     7.202     7.279
   99-12     6.981     6.859     6.938     6.981     7.007     7.046     7.104
   99-16     6.847     6.766     6.818     6.847     6.865     6.890     6.929
   99-20     6.713     6.674     6.699     6.713     6.722     6.735     6.754
   99-24     6.580     6.581     6.581     6.580     6.580     6.580     6.579
   99-28     6.448     6.489     6.462     6.448     6.438     6.425     6.406
  100-00     6.315     6.397     6.344     6.315     6.297     6.271     6.232
  100-04     6.183     6.306     6.226     6.183     6.156     6.117     6.059
  100-08     6.051     6.214     6.108     6.051     6.015     5.964     5.886
  100-12     5.919     6.123     5.991     5.919     5.875     5.811     5.714
  100-16     5.788     6.031     5.874     5.788     5.734     5.658     5.542
  100-20     5.657     5.941     5.757     5.657     5.595     5.505     5.371
  100-24     5.526     5.850     5.640     5.526     5.455     5.353     5.200
  100-28     5.396     5.759     5.524     5.396     5.316     5.201     5.029
  101-00     5.266     5.669     5.408     5.266     5.177     5.050     4.859

Avg. Life    1.009     1.486     1.137     1.009     0.942     0.861     0.762
Mod. Dur.    0.940     1.355     1.054     0.940     0.881     0.808     0.718
Mac. Dur.    0.970     1.398     1.087     0.970     0.908     0.833     0.740
1st  Pmt.    0.053     0.053     0.053     0.053     0.053     0.053     0.053
Last Pmt.    1.969     3.053     2.219     1.969     1.803     1.636     1.386


Class         A2

================
Settle 06/26/97
Run To Maturity

          HEP 18.00 HEP 10.00 HEP 15.00 HEP 18.00 HEP 20.00 HEP 23.00 HEP 28.00

   Price

   -----  --------- --------- --------- --------- --------- --------- ---------
   99-00     7.263     7.164     7.225     7.263     7.288     7.326     7.388
   99-04     7.214     7.132     7.183     7.214     7.235     7.266     7.318
   99-08     7.166     7.101     7.141     7.166     7.182     7.207     7.248
   99-12     7.117     7.069     7.099     7.117     7.130     7.148     7.178
   99-16     7.069     7.038     7.057     7.069     7.077     7.089     7.108
   99-20     7.021     7.006     7.015     7.021     7.024     7.030     7.039
   99-24     6.972     6.975     6.973     6.972     6.972     6.971     6.969
   99-28     6.924     6.944     6.932     6.924     6.919     6.912     6.900
  100-00     6.876     6.912     6.890     6.876     6.867     6.853     6.831
  100-04     6.828     6.881     6.848     6.828     6.815     6.795     6.762
  100-08     6.780     6.850     6.807     6.780     6.763     6.736     6.693
  100-12     6.733     6.819     6.765     6.733     6.711     6.678     6.624
  100-16     6.685     6.788     6.724     6.685     6.659     6.620     6.555
  100-20     6.637     6.757     6.682     6.637     6.607     6.561     6.487
  100-24     6.589     6.726     6.641     6.589     6.555     6.503     6.418
  100-28     6.542     6.695     6.600     6.542     6.503     6.445     6.350
  101-00     6.494     6.664     6.559     6.494     6.451     6.387     6.282

Avg. Life    2.972     4.884     3.488     2.972     2.704     2.384     1.994
Mod. Dur.    2.590     3.984     2.986     2.590     2.379     2.122     1.799
Mac. Dur.    2.679     4.122     3.089     2.679     2.461     2.194     1.861
1st  Pmt.    1.969     3.053     2.219     1.969     1.803     1.636     1.386
Last Pmt.    4.303     7.303     5.053     4.303     3.886     3.386     2.803

               THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
               RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL
               SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

               THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
               TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION
               IN THE PROSPECTUS SUPPLEMENT.



Class         A3
================
Settle 06/26/97
Run To Maturity

          HEP 18.00 HEP 10.00 HEP 15.00 HEP 18.00 HEP 20.00 HEP 23.00 HEP 28.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-00+    7.440     7.378     7.417     7.440     7.456     7.479     7.521
   99-04+    7.409     7.359     7.390     7.409     7.422     7.442     7.476
   99-08+    7.379     7.339     7.364     7.379     7.389     7.404     7.431
   99-12+    7.348     7.319     7.337     7.348     7.355     7.367     7.386
   99-16+    7.318     7.300     7.311     7.318     7.322     7.329     7.341
   99-20+    7.287     7.280     7.285     7.287     7.289     7.292     7.296
   99-24+    7.257     7.261     7.258     7.257     7.256     7.254     7.252
   99-28+    7.227     7.241     7.232     7.227     7.223     7.217     7.207
  100-00+    7.196     7.222     7.206     7.196     7.190     7.180     7.162
  100-04+    7.166     7.202     7.180     7.166     7.157     7.143     7.118
  100-08+    7.136     7.183     7.153     7.136     7.124     7.106     7.073
  100-12+    7.106     7.164     7.127     7.106     7.091     7.068     7.029
  100-16+    7.076     7.144     7.101     7.076     7.058     7.031     6.985
  100-20+    7.045     7.125     7.075     7.045     7.025     6.995     6.940
  100-24+    7.015     7.106     7.049     7.015     6.992     6.958     6.896
  100-28+    6.985     7.086     7.023     6.985     6.960     6.921     6.852
  101-00+    6.956     7.067     6.997     6.956     6.927     6.884     6.808

Avg. Life    5.075     8.982     6.060     5.075     4.573     3.977     3.236
Mod. Dur.    4.108     6.392     4.745     4.108     3.766     3.343     2.790
Mac. Dur.    4.256     6.623     4.916     4.256     3.901     3.463     2.890
1st  Pmt.    4.303     7.303     5.053     4.303     3.886     3.386     2.803
Last Pmt.    6.053    10.636     7.469     6.053     5.386     4.636     3.803


Class         A4

================
Settle 06/26/97
Run To Maturity

          HEP 18.00 HEP 10.00 HEP 15.00 HEP 18.00 HEP 20.00 HEP 23.00 HEP 28.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-00+    7.707     7.687     7.698     7.707     7.714     7.727     7.751
   99-04+    7.688     7.671     7.680     7.688     7.694     7.704     7.724
   99-08+    7.669     7.656     7.663     7.669     7.674     7.682     7.697
   99-12+    7.650     7.641     7.646     7.650     7.654     7.659     7.670
   99-16+    7.632     7.626     7.629     7.632     7.634     7.637     7.644
   99-20+    7.613     7.611     7.612     7.613     7.614     7.615     7.617
   99-24+    7.594     7.596     7.595     7.594     7.594     7.593     7.591
   99-28+    7.575     7.581     7.578     7.575     7.574     7.570     7.564
  100-00+    7.557     7.566     7.561     7.557     7.554     7.548     7.537
  100-04+    7.538     7.551     7.544     7.538     7.534     7.526     7.511
  100-08+    7.519     7.536     7.527     7.519     7.514     7.504     7.485
  100-12+    7.501     7.521     7.510     7.501     7.494     7.482     7.458
  100-16+    7.482     7.506     7.493     7.482     7.474     7.460     7.432
  100-20+    7.464     7.491     7.477     7.464     7.454     7.438     7.406
  100-24+    7.445     7.476     7.460     7.445     7.434     7.416     7.379
  100-28+    7.427     7.461     7.443     7.427     7.415     7.394     7.353
  101-00+    7.408     7.447     7.426     7.408     7.395     7.372     7.327

Avg. Life    9.983    13.873    11.440     9.983     9.098     7.906     6.252
Mod. Dur.    6.662     8.289     7.331     6.662     6.228     5.611     4.693
Mac. Dur.    6.914     8.603     7.609     6.914     6.463     5.823     4.870
1st  Pmt.    6.053    10.636     7.469     6.053     5.386     4.636     3.803
Last Pmt.   16.219    22.553    18.053    16.219    15.136    14.886    13.886

               THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
               RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL
               SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

               THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
               TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION
               IN THE PROSPECTUS SUPPLEMENT.



Class         A5
================
Settle 06/26/97
Run To Maturity

          HEP 18.00 HEP 10.00 HEP 15.00 HEP 18.00 HEP 20.00 HEP 23.00 HEP 28.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-00     7.342     7.330     7.338     7.342     7.345     7.348     7.354
   99-04     7.318     7.307     7.314     7.318     7.320     7.323     7.327
   99-08     7.293     7.285     7.290     7.293     7.295     7.297     7.301
   99-12     7.269     7.263     7.267     7.269     7.270     7.272     7.274
   99-16     7.244     7.240     7.243     7.244     7.245     7.246     7.248
   99-20     7.220     7.218     7.219     7.220     7.220     7.221     7.222
   99-24     7.196     7.196     7.196     7.196     7.195     7.195     7.195
   99-28     7.171     7.174     7.172     7.171     7.171     7.170     7.169
  100-00     7.147     7.152     7.149     7.147     7.146     7.145     7.143
  100-04     7.123     7.130     7.125     7.123     7.121     7.119     7.116
  100-08     7.099     7.108     7.102     7.099     7.097     7.094     7.090
  100-12     7.075     7.086     7.078     7.075     7.072     7.069     7.064
  100-16     7.051     7.064     7.055     7.051     7.048     7.044     7.038
  100-20     7.026     7.042     7.032     7.026     7.023     7.019     7.012
  100-24     7.002     7.020     7.008     7.002     6.999     6.994     6.986
  100-28     6.978     6.998     6.985     6.978     6.974     6.969     6.960
  101-00     6.955     6.976     6.962     6.955     6.950     6.944     6.934

Avg. Life    6.790     7.672     7.067     6.790     6.631     6.412     6.114
Mod. Dur.    5.136     5.623     5.292     5.136     5.044     4.916     4.736
Mac. Dur.    5.319     5.824     5.481     5.319     5.224     5.091     4.905
1st  Pmt.    3.053     3.053     3.053     3.053     3.053     3.053     3.053
Last Pmt.   14.886    14.886    14.886    14.886    14.886    14.886    13.719

               THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
               RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL
               SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

               THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
               TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION
               IN THE PROSPECTUS SUPPLEMENT.

